Exhibit 99.3

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Review

December 2011

Table of Contents

Quarterly Key Statistics	1

Annual Key Statistics	2

Key Statistics Footnotes	3

Consolidated Balance Sheets	4

Loans and Leases Composition	5

Deposits Composition	6

Consolidated Quarterly Average Balance Sheets	7

Consolidated Quarterly Net Interest Margin Analysis	8 - 9

Selected Quarterly Income Statement Data	10 - 11

Quarterly Mortgage Banking Income	12

Quarterly Credit Reserves Analysis	13

Quarterly Net Charge-Off Analysis	14

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	15

Quarterly Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	16

Quarterly Common Stock Summary, Capital, and Other Data	17

Consolidated Annual Average Balance Sheets	18

Consolidated Annual Net Interest Margin Analysis	19 -20

Selected Annual Income Statement Data	21 -22

Annual Mortgage Banking Income	23

Annual Credit Reserves Analysis	24

Annual Net Charge-Off Analysis	25

Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)	26

Annual Accruing Past Due Loans and Leases and Accruing Troubled Debt Restructured Loans	27

Notes:

The preparation of financial statement data in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Non-Regulatory Capital Ratios

In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I definition, and

•	Tangible common equity to risk-weighted assets using Basel I definition.

These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in Generally Accepted Accounting Principles (“GAAP”) or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.

Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in this press release in their entirety, and not to rely on any single financial measure.

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Key Statistics(1)

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,
	2011		2010	Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Fourth	Third	Fourth	3Q11	4Q10

Net interest income	$415,025	$406,478	$415,294	2%	(0)%
Provision for credit losses	45,291	43,586	86,973	4	(48)
Noninterest income	229,352	258,559	264,220	(11)	(13)
Noninterest expense	430,274	439,118	434,593	(2)	(1)

Income before income taxes	168,812	182,333	157,948	(7)	7
Provision for income taxes	41,954	38,942	35,048	8	20

Net income	$126,858	$143,391	$122,900	(12)%	3%

Dividends on preferred shares	7,703	7,703	83,754	—	(91)

Net income applicable to common shares	$119,155	$135,688	$39,146	(12)%	204%

Net income per common share—diluted	$0.14	$0.16	$0.05	(13)%	180%
Cash dividends declared per common share	0.04	0.04	0.01	—	300
Book value per common share at end of period	5.82	5.83	5.35	—	9
Tangible book value per common share at end of period	5.18	5.17	4.66	—	11

Average common shares—basic	864,136	863,911	757,924	—	14
Average common shares—diluted(2)	868,156	867,633	760,582	—	14

Return on average assets	0.92%	1.05%	0.90%
Return on average common shareholders’ equity	9.3	10.8	3.8
Return on average tangible common shareholders’ equity(3)	11.2	13.0	5.6
Net interest margin(4)	3.38	3.34	3.37
Efficiency ratio(5)	64.0	63.5	61.4
Effective tax rate	24.9	21.4	22.2

Average loans and leases	$39,519,184	$39,297,235	$37,800,546	1	5
Average loans and leases—linked quarter annualized growth rate	2.3%	7.9%	6.3%
Average earning assets	$49,146,561	$48,777,430	$49,290,186	1	(0)
Average total assets	54,650,287	54,192,913	54,146,249	1	1
Average core deposits(6)	41,354,956	39,957,440	38,949,046	4	6
Average core deposits—linked quarter annualized growth rate	14.0%	8.7%	9.9%
Average shareholders’ equity	$5,445,064	$5,332,493	$5,645,445	2	(4)

Total assets at end of period	54,450,652	54,978,707	53,819,642	(1)	1
Total shareholders’ equity at end of period	5,418,100	5,400,479	4,980,542	—	9

Net charge-offs (NCOs)	83,917	90,555	172,251	(7)	(51)
NCOs as a % of average loans and leases	0.85%	0.92%	1.82%
Nonaccrual loans and leases (NALs)	$541,080	$565,003	$777,948	(4)	(30)
NAL ratio	1.39%	1.45%	2.04%
Nonperforming assets (NPAs)	$590,276	$613,981	$844,752	(4)	(30)
NPA ratio	1.51%	1.57%	2.21%	(4)	(32)
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	2.48	2.61	3.28
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	2.60	2.71	3.39
ACL as a % of NALs	187	187	166
ACL as a % of NPAs	172	172	153
Tier 1 leverage ratio (7)	10.28	10.24	9.41
Tier 1 common risk-based capital ratio(7)	10.00	10.17	9.29
Tier 1 risk-based capital ratio (7)	12.11	12.37	11.55
Total risk-based capital ratio (7)	14.77	15.11	14.46
Tangible common equity / risk-weighted assets ratio(7)	9.75	10.08	9.26
Tangible equity / tangible assets ratio(8)	9.02	8.88	8.24
Tangible common equity / tangible assets ratio(9)	8.30	8.22	7.56

See Notes to the Annual and Quarterly Key Statistics.

HUNTINGTON BANCSHARES INCORPORATED

Annual Key Statistics(1)

(Unaudited)

	September 30,	September 30,	September 30,	September 30,
	Year Ended December 31,		Change
(dollar amounts in thousands, except per share amounts)	2011	2010	Amount	Percent

Net interest income	$1,629,170	$1,618,805	$10,365	1%
Provision for credit losses	174,059	634,547	(460,488)	(73)
Noninterest income	980,623	1,041,858	(61,235)	(6)
Noninterest expense	1,728,500	1,673,805	54,695	3

Income before income taxes	707,234	352,311	354,923	101
Provision for income taxes	164,621	39,964	124,657	312

Net Income	$542,613	$312,347	$230,266	74%

Dividends on preferred shares	30,813	172,032	(141,219)	(82)

Net income applicable to common shares	$511,800	$140,315	$371,485	265%

Net income per common share - diluted	$0.59	$0.19	$0.40	(211)%
Cash dividends declared per common share	0.10	0.04	0.06	150

Average common shares - basic	863,691	726,934	136,757	19
Average common shares - diluted(2)	867,624	729,532	138,092	19

Return on average assets	1.01%	0.59%
Return on average common shareholders’ equity	10.5	3.7
Return on average tangible common shareholders’ equity(3)	12.7	5.6
Net interest margin(4)	3.38	3.44
Efficiency ratio(5)	63.7	60.4
Effective tax rate	23.3	11.3

Average loans and leases	$38,867,250	$37,273,057	$1,594,192	4%
Average earning assets	48,574,298	47,420,610	1,153,688	2
Average total assets	53,750,054	52,574,231	1,175,823	2
Average core deposits(6)	39,929,097	38,011,856	1,917,241	5
Average shareholders’ equity	5,237,541	5,482,502	(244,961)	(4)

Net charge-offs (NCOs)	437,089	874,474	(437,385)	(50)
NCOs as a % of average loans and leases	1.12%	2.35%	(1.23)	(52)

See Notes to the Annual and Quarterly Key Statistics.

Notes to the Annual and Quarterly Key Statistics

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.

(2)

For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The convertible preferred stock and warrants were repurchased in December 2010 and January 2011, respectively.

(3)

Net income excluding expense for amortization of intangibles for the period divided by average tangible shareholders’ equity. Average tangible shareholders’ equity equals average total shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

(6)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.

(7)	December 31, 2011, figures are estimated.

(8)

Tangible equity (total equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(9)

Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

	September 30,	September 30,	September 30,	September 30,	September 30,
				Change
	2011		2010	December ‘11 vs ‘10
(dollar amounts in thousands, except number of shares)	December 31,	September 30,	December 31,	Amount	Percent
	(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$1,115,968	$2,190,276	$847,888	$268,080	32%
Interest-bearing deposits in banks	90,943	105,454	135,038	(44,095)	(33)
Trading account securities	45,899	85,711	185,404	(139,505)	(75)
Loans held for sale	1,618,391	334,606	793,285	825,106	104
Available-for-sale and other securities	8,078,014	8,713,530	9,895,244	(1,817,230)	(18)
Held-to-maturity securities	640,551	658,250	—	640,551	—
Loans and leases(1)	38,923,783	39,011,894	38,106,507	817,276	2
Allowance for loan and lease losses	(964,828)	(1,019,710)	(1,249,008)	284,180	(23)

Net loans and leases	37,958,955	37,992,184	36,857,499	1,101,456	3

Bank owned life insurance	1,549,783	1,537,923	1,500,401	49,382	3
Premises and equipment	564,429	543,324	491,602	72,827	15
Goodwill	444,268	444,268	444,268	—	—
Other intangible assets	175,302	188,477	228,620	(53,318)	(23)
Accrued income and other assets	2,168,149	2,184,704	2,440,393	(272,244)	(11)

Total assets	$54,450,652	$54,978,707	$53,819,642	$631,010	1%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$43,279,625	$43,219,727	$41,853,898	$1,425,727	3%
Short-term borrowings	1,441,092	2,224,986	2,040,732	(599,640)	(29)
Federal Home Loan Bank advances	362,972	14,157	172,519	190,453	110
Other long-term debt	1,231,517	1,421,518	2,144,092	(912,575)	(43)
Subordinated notes	1,503,368	1,537,293	1,497,216	6,152	—
Accrued expenses and other liabilities	1,213,978	1,160,547	1,130,643	83,335	7

Total liabilities	49,032,552	49,578,228	48,839,100	193,452	—

Shareholder’s equity

Preferred stock - authorized 6,617,808 shares -
Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	—	—	23,785	—

Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	362,507	—	—

Common stock - Par value of $0.01	8,656	8,652	8,642	14	—
Capital surplus	7,596,809	7,594,090	7,630,093	(33,284)	—
Less treasury shares, at cost	(10,255)	(10,161)	(8,771)	(1,484)	17
Accumulated other comprehensive loss	(173,763)	(80,404)	(197,496)
Retained earnings	(2,389,639)	(2,474,205)	(2,814,433)	424,794	(15)

Total shareholders’ equity	5,418,100	5,400,479	4,980,542	437,558	9

Total liabilities and shareholders’ equity	$54,450,652	$54,978,707	$53,819,642	$631,010	1%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	865,584,517	865,204,511	864,195,369
Common shares outstanding	864,406,152	864,074,883	863,319,435
Treasury shares outstanding	1,178,365	1,129,628	875,934
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	398,007	362,507	362,507

(1)	See page 5 for detail of loans and leases.

(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated

Loans and Leases Composition

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2011								2010
(dollar amounts in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$14,699	38%	$13,939	36%	$13,544	35%	$13,299	35%	$13,063	34%
Commercial real estate:
Construction	580	1	520	1	591	2	587	2	650	2
Commercial	5,246	13	5,414	14	5,573	14	5,711	15	6,001	16

Commercial real estate	5,826	14	5,934	15	6,164	16	6,298	17	6,651	18

Total commercial	20,525	52	19,873	51	19,708	51	19,597	52	19,714	52

Consumer:
Automobile	4,458	11	5,558	14	6,190	16	5,802	15	5,614	15
Home equity	8,215	21	8,079	21	7,952	20	7,784	20	7,713	20
Residential mortgage	5,228	13	4,986	13	4,751	12	4,517	12	4,500	12
Other consumer	498	3	516	1	525	1	546	1	566	1

Total consumer	18,399	48	19,139	49	19,418	49	18,649	48	18,393	48

Total loans and leases	$38,924	100%	$39,012	100%	$39,126	100%	$38,246	100%	$38,107	100%

Ending Balances by Business Segment:
Retail and Business Banking	$12,361	32%	$12,183	31%	$12,019	31%	$11,786	31%	$11,717	31%
Regional and Commercial Banking	9,134	23	8,723	22	8,291	21	7,917	21	7,792	20
AFCRE	11,375	29	12,318	32	13,273	34	13,154	34	13,283	35
WGH	5,952	16	5,713	15	5,493	14	5,255	14	5,176	14
Treasury / Other	102	—	75	—	50	—	134	—	139	—

Total loans and leases	$38,924	100%	$39,012	100%	$39,126	100%	$38,246	100%	$38,107	100%

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2011								2010
	Fourth		Third		Second		First		Fourth
Average Balances by Business Segment:
Retail and Business Banking	$12,302	31%	$12,126	31%	$11,948	31%	$11,780	31%	$11,274	30%
Regional and Commercial Banking	8,902	23	8,495	22	8,069	21	7,824	21	7,657	20
AFCRE	12,496	32	13,101	33	13,145	34	13,208	35	13,299	35
WGH	5,731	14	5,522	14	5,297	14	5,192	13	5,050	14
Treasury / Other	87	—	53	—	76	—	94	—	520	1

Total loans and leases	$39,518	100%	$39,297	100%	$38,535	100%	$38,098	100%	$37,800	100%

(1)	There were no commercial loans outstanding that would be considered a concentration of lending to a particular industry.

Huntington Bancshares Incorporated

Deposits Composition

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2011								2010
(dollar amounts in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Ending Balances by Type:
Demand deposits - noninterest-bearing	$11,158	26%	$9,502	22%	$8,210	20%	$7,597	18%	$7,217	17%
Demand deposits - interest-bearing	5,722	13	5,763	13	5,642	14	5,532	13	5,469	13
Money market deposits	13,117	30	13,759	32	12,643	31	13,105	32	13,410	32
Savings and other domestic deposits	4,698	11	4,711	11	4,752	11	4,762	12	4,643	11
Core certificates of deposit	6,513	15	7,084	16	7,936	19	8,208	20	8,525	20

Total core deposits	41,208	95	40,819	94	39,183	95	39,204	95	39,264	93
Other domestic deposits of $250,000 or more	390	1	421	1	436	1	531	1	675	2
Brokered deposits and negotiable CDs	1,321	3	1,535	4	1,486	4	1,253	3	1,532	4
Deposits in foreign offices	361	1	445	1	297	—	378	1	383	1

Total deposits	$43,280	100%	$43,220	100%	$41,402	100%	$41,366	100%	$41,854	100%

Total core deposits:
Commercial	$16,366	40%	$15,526	38%	$13,541	35%	$12,785	33%	$12,476	32%
Consumer	24,842	60	25,293	62	25,642	65	26,419	67	26,788	68

Total core deposits	$41,208	100%	$40,819	100%	$39,183	100%	$39,204	100%	$39,264	100%

Ending Balances by Business Segment:
Retail and Business Banking	$27,536	64%	$28,095	65%	$28,325	68%	$28,984	70%	$29,298	70%
Regional and Commercial Banking	4,683	11	4,173	10	3,539	9	3,589	9	3,538	8
AFCRE	881	2	817	2	819	2	804	2	753	2
WGH	9,115	21	9,013	21	7,708	19	7,363	17	7,449	18
Treasury / Other(1)	1,065	2	1,122	2	1,011	2	626	2	816	2

Total deposits	$43,280	100%	$43,220	100%	$41,402	100%	$41,366	100%	$41,854	100%

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2011								2010
	Fourth		Third		Second		First		Fourth
Average Balances by Business Segment:
Retail and Business Banking	$27,835	64%	$28,290	67%	$28,780	70%	$29,139	70%	$29,241	70%
Regional and Commercial Banking	4,467	10	3,902	9	3,484	8	3,666	9	3,471	8
AFCRE	802	2	796	2	784	2	763	2	752	2
WGH	9,406	21	8,243	20	7,467	18	7,394	17	7,333	18
Treasury / Other(1)	1,093	3	1,047	2	739	2	702	2	907	2

Total deposits	$43,603	100%	$42,278	100%	$41,254	100%	$41,664	100%	$41,704	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Average Balance					Change
	2011				2010	4Q11 vs 4Q10
(dollar amounts in millions)	Fourth	Third	Second	First	Fourth	Amount	Percent
Assets
Interest-bearing deposits in banks	$107	$164	$131	$130	$218	$(111)	(51)%
Trading account securities	81	92	112	144	297	(216)	(73)
Federal funds sold and securities purchased under resale agreements	—	—	21	—	—	—	—
Loans held for sale	316	237	181	420	779	(463)	(59)
Available-for-sale and other securities:
Taxable	8,065	7,902	8,428	9,108	9,747	(1,682)	(17)
Tax-exempt	409	421	436	445	449	(40)	(9)

Total available-for-sale and other securities	8,474	8,323	8,864	9,553	10,196	(1,722)	(17)
Held-to-maturity securities - taxable	650	665	174	—	—	650	—
Loans and leases:(1)
Commercial:
Commercial and industrial	14,219	13,664	13,370	13,121	12,767	1,452	11
Commercial real estate:
Construction	533	670	554	611	716	(183)	(26)
Commercial	5,425	5,441	5,679	5,913	6,082	(657)	(11)

Commercial real estate	5,958	6,111	6,233	6,524	6,798	(840)	(12)

Total commercial	20,177	19,775	19,603	19,645	19,565	612	3

Consumer:
Automobile	5,639	6,211	5,954	5,701	5,520	119	2
Home equity	8,149	8,002	7,874	7,728	7,709	440	6
Residential mortgage	5,043	4,788	4,566	4,465	4,430	613	14
Other consumer	511	521	538	559	576	(65)	(11)

Total consumer	19,342	19,522	18,932	18,453	18,235	1,107	6

Total loans and leases	39,519	39,297	38,535	38,098	37,800	1,719	5
Allowance for loan and lease losses	(1,014)	(1,066)	(1,128)	(1,231)	(1,323)	309	(23)

Net loans and leases	38,505	38,231	37,407	36,867	36,477	2,028	6

Total earning assets	49,147	48,778	48,018	48,345	49,290	(143)	—

Cash and due from banks	1,671	1,700	1,068	1,299	1,187	484	41
Intangible assets	625	639	652	665	679	(54)	(8)
All other assets	4,221	4,142	4,160	4,291	4,313	(92)	(2)

Total assets	$54,650	$54,193	$52,770	$53,369	$54,146	$504	1%

Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$10,716	$8,719	$7,806	$7,333	$7,188	$3,528	49%
Demand deposits - interest-bearing	5,570	5,573	5,565	5,357	5,317	253	5
Money market deposits	13,594	13,321	12,879	13,492	13,158	436	3
Savings and other domestic deposits	4,706	4,752	4,778	4,701	4,640	66	1
Core certificates of deposit	6,769	7,592	8,079	8,391	8,646	(1,877)	(22)

Total core deposits	41,355	39,957	39,107	39,274	38,949	2,406	6
Other domestic deposits of $250,000 or more	405	387	467	606	737	(332)	(45)
Brokered deposits and negotiable CDs	1,410	1,533	1,333	1,410	1,575	(165)	(10)
Deposits in foreign offices	434	401	347	374	443	(9)	(2)

Total deposits	43,604	42,278	41,254	41,664	41,704	1,900	5
Short-term borrowings	1,728	2,251	2,112	2,134	2,134	(406)	(19)
Federal Home Loan Bank advances	29	285	97	30	112	(83)	(74)
Subordinated notes and other long-term debt	2,866	3,030	3,249	3,525	3,558	(692)	(19)

Total interest-bearing liabilities	37,511	39,125	38,906	40,020	40,320	(2,809)	(7)

All other liabilities	978	1,017	913	994	993	(15)	(2)
Shareholders’ equity	5,445	5,332	5,145	5,022	5,645	(200)	(4)

Total liabilities and shareholders’ equity	$54,650	$54,193	$52,770	$53,369	$54,146	$504	1%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin—Interest Income / Expense (1)

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,
	Interest Income / Expense
	2011				2010
(dollar amounts in thousands)	Fourth	Third	Second	First	Fourth
Assets
Interest-bearing deposits in banks	$15	$17	$73	$37	$343
Trading account securities	197	325	447	494	1,472
Federal funds sold and securities purchased under resale agreements	—	—	5	—	—
Loans held for sale	3,124	2,643	2,247	4,284	7,799
Available-for-sale and other securities:
Taxable	47,784	47,946	54,603	57,652	59,025
Tax-exempt	4,313	4,392	4,385	5,237	5,150

Total available-for-sale and other securities	52,097	52,338	58,988	62,889	64,175
Held-to-maturity securities - taxable	4,867	5,059	1,287	—	—
Loans and leases:
Commercial:
Commercial and industrial	145,825	144,151	145,675	149,964	161,251
Commercial real estate:
Construction	6,513	6,620	4,718	5,138	5,608
Commercial	54,220	54,429	55,947	58,096	60,963

Commercial real estate	60,733	61,049	60,665	63,234	66,571

Total commercial	206,558	205,200	206,340	213,198	227,822

Consumer:
Automobile	68,283	76,488	75,110	73,330	75,951
Home equity	89,876	89,112	88,358	87,659	89,516
Residential mortgage	54,263	53,521	52,700	53,127	53,431
Other consumer	9,416	9,951	10,416	10,804	11,490

Total consumer	221,838	229,072	226,584	224,920	230,388

Total loans and leases	428,396	434,272	432,924	438,118	458,210

Total earning assets	$488,696	$494,654	$495,971	$505,822	$531,999

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	1,182	1,458	1,240	1,217	1,770
Money market deposits	10,994	13,845	12,807	16,699	25,654
Savings and other domestic deposits	6,213	8,231	8,870	9,410	10,527
Core certificates of deposit	28,851	37,323	41,041	42,815	46,076

Total core deposits	47,240	60,857	63,958	70,141	84,027
Other domestic deposits of $250,000 or more	794	907	1,171	1,620	2,244
Brokered deposits and negotiable CDs	2,727	2,963	2,948	3,850	6,082
Deposits in foreign offices	206	258	227	185	194

Total deposits	50,967	64,985	68,304	75,796	92,547
Short-term borrowings	764	931	856	949	1,071
Federal Home Loan Bank advances	156	233	215	220	272
Subordinated notes and other long-term debt	18,305	18,369	19,425	20,582	19,107

Total interest bearing liabilities	70,192	84,518	88,800	97,547	112,997

Net interest income	$418,504	$410,136	$407,171	$408,275	$419,002

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin Analysis

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,
	Average Rates (2)
	2011				2010
Fully-taxable equivalent basis(1)	Fourth	Third	Second	First	Fourth
Assets
Interest-bearing deposits in banks	0.06%	0.04%	0.22%	0.11%	0.63%
Trading account securities	0.97	1.41	1.59	1.37	1.98
Federal funds sold and securities purchased under resale agreements	—	—	0.09	—	—
Loans held for sale	3.96	4.46	4.97	4.08	4.01
Available-for-sale and other securities:
Taxable	2.37	2.43	2.59	2.53	2.42
Tax-exempt	4.22	4.17	4.02	4.70	4.59

Total available-for-sale and other securities	2.46	2.52	2.66	2.63	2.52
Held-to-maturity securities - taxable	2.99	3.04	2.96	—	—
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	4.01	4.13	4.31	4.57	4.94
Commercial real estate:
Construction	4.78	3.87	3.37	3.36	3.07
Commercial	3.91	3.91	3.90	3.93	3.92

Commercial real estate	3.99	3.91	3.84	3.88	3.83

Total commercial	4.01	4.06	4.16	4.34	4.56

Consumer:
Automobile	4.80	4.89	5.06	5.22	5.46
Home equity	4.41	4.45	4.49	4.54	4.64
Residential mortgage	4.30	4.47	4.62	4.76	4.82
Other consumer	7.32	7.57	7.76	7.85	7.92

Total consumer	4.57	4.68	4.79	4.90	5.04

Total loans and leases	4.28	4.37	4.47	4.61	4.79

Total earning assets	3.96%	4.02%	4.14%	4.24%	4.29%

Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits - interest-bearing	0.08	0.10	0.09	0.09	0.13
Money market deposits	0.32	0.41	0.40	0.50	0.77
Savings and other domestic deposits	0.52	0.69	0.74	0.81	0.90
Core certificates of deposit	1.69	1.95	2.04	2.07	2.11

Total core deposits	0.61	0.77	0.82	0.89	1.05
Other domestic deposits of $250,000 or more	0.78	0.93	1.01	1.08	1.21
Brokered deposits and negotiable CDs	0.77	0.77	0.89	1.11	1.53
Deposits in foreign offices	0.19	0.26	0.26	0.20	0.17

Total deposits	0.61	0.77	0.82	0.90	1.06
Short-term borrowings	0.18	0.16	0.16	0.18	0.20
Federal Home Loan Bank advances	2.09	0.32	0.88	2.98	0.95
Subordinated notes and other long-term debt	2.56	2.43	2.39	2.34	2.15

Total interest-bearing liabilities	0.74	0.86	0.91	0.99	1.11

Net interest rate spread	3.15	3.11	3.19	3.21	3.16
Impact of noninterest-bearing funds on margin	0.23	0.22	0.21	0.22	0.21

Net interest margin	3.38%	3.34%	3.40%	3.42%	3.37%

Commercial Loan Derivative Impact

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,
	Average Rates (2)
	2011				2010
Fully-taxable equivalent basis(1)	Fourth	Third	Second	First	Fourth
Commercial loans(2)(3)	3.79%	3.79%	3.83%	3.84%	3.96%
Impact of commercial loan derivatives	0.22	0.27	0.34	0.50	0.60

Total commercial—as reported	4.01%	4.06%	4.16%	4.34%	4.56%

Average 30 day LIBOR	0.26%	0.21%	0.20%	0.26%	0.26%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data(1)

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2011				2010	4Q11 vs 3Q11
(dollar amounts in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth	Amount	Percent
Interest income	$485,216	$490,996	$492,137	$501,877	$528,291	$(5,588)	(1.1)%
Interest expense	70,191	84,518	88,800	97,547	112,997	(14,327)	(17.0)

Net interest income	415,025	406,478	403,337	404,330	415,294	8,547	2.1
Provision for credit losses	45,291	43,586	35,797	49,385	86,973	1,705	3.9

Net interest income after provision for credit losses	369,734	362,892	367,540	354,945	328,321	6,842	1.9

Service charges on deposit accounts	63,324	65,184	60,675	54,324	55,810	(1,860)	(2.9)
Trust services	28,775	29,473	30,392	30,742	29,394	(698)	(2.4)
Electronic banking	18,282	32,901	31,728	28,786	28,900	(14,619)	(44.4)
Mortgage banking income	24,098	12,791	23,835	22,684	53,169	11,307	88.4
Brokerage income	18,688	20,349	20,819	20,511	16,953	(1,661)	(8.2)
Insurance income	17,906	17,220	16,399	17,945	19,678	686	4.0
Bank owned life insurance income	14,271	15,644	17,602	14,819	16,113	(1,373)	(8.8)
Capital markets fees	9,811	11,256	8,537	6,936	8,779	(1,445)	(12.8)
Gain on sale of loans	2,884	19,097	2,756	7,207	3,423	(16,213)	(84.9)
Automobile operating lease income	4,727	5,890	7,307	8,847	10,463	(1,163)	(19.7)
Securities gains (losses)	(3,878)	(1,350)	1,507	40	(103)	(2,528)	187.3
Other income	30,464	30,104	34,210	24,104	21,641	360	1.2

Total noninterest income	229,352	258,559	255,767	236,945	264,220	(29,207)	(11.3)

Personnel costs	228,101	226,835	218,570	219,028	212,184	1,266	0.6
Outside data processing and other services	53,422	49,602	43,889	40,282	40,943	3,820	7.7
Net occupancy	26,841	26,967	26,885	28,436	26,670	(126)	(0.5)
Equipment	25,884	22,262	21,921	22,477	22,060	3,622	16.3
Deposit and other insurance expense	18,481	17,492	23,823	17,896	23,320	989	5.7
Marketing	16,379	22,251	20,102	16,895	16,168	(5,872)	(26.4)
Professional Services	16,769	20,281	20,080	13,465	21,021	(3,512)	(17.3)
Amortization of intangibles	13,175	13,387	13,386	13,370	15,046	(212)	(1.6)
Automobile operating lease expense	3,362	4,386	5,434	6,836	8,142	(1,024)	(23.3)
OREO and foreclosure expense	5,009	4,668	4,398	3,931	10,502	341	7.3
Gain on early extinguishment of debt	(9,697)	—	—	—	—	(9,697)	—
Other expense	32,548	30,987	29,921	48,083	38,537	1,561	5.0

Total noninterest expense	430,274	439,118	428,409	430,699	434,593	(8,844)	(2.0)

Income before income taxes	168,812	182,333	194,898	161,191	157,948	(13,521)	(7.4)
Provision for income taxes	41,954	38,942	48,980	34,745	35,048	3,012	7.7

Net income	$126,858	$143,391	$145,918	$126,446	$122,900	$(16,533)	(11.5)%

Dividends on preferred shares	7,703	7,703	7,704	7,703	83,754	—	—

Net income applicable to common shares	$119,155	$135,688	$138,214	$118,743	$39,146	$(16,533)	(12.2)%

Average common shares - basic	864,136	863,911	863,358	863,359	757,924	225	—%
Average common shares - diluted(2)	868,156	867,633	867,469	867,237	760,582	523	0.1

Per common share
Net income - basic	$0.14	$0.16	$0.16	$0.14	$0.05	$(0.02)	(12.5)%
Net income - diluted	0.14	0.16	0.16	0.14	0.05	(0.02)	(12.5)
Cash dividends declared	0.04	0.04	0.01	0.01	0.01	—	—

Return on average total assets	0.92%	1.05%	1.11%	0.96%	0.90%	(0.13)%	(12.4)
Return on average common shareholders’ equity	9.3	10.8	11.6	10.3	3.8	(1.5)	(13.9)
Return on average tangible common shareholders’ equity (3)	11.2	13.0	13.3	12.7	5.6	(1.80)	(13.8)
Net interest margin(4)	3.38	3.34	3.40	3.42	3.37	0.04	1.2
Efficiency ratio(5)	64.0	63.5	62.7	64.7	61.4	0.5	0.8
Effective tax rate	24.9	21.4	25.1	21.6	22.2	3.5	16.4

Revenue - fully-taxable equivalent (FTE)
Net interest income	$415,025	$406,478	$403,337	$404,330	$415,294	$8,547	2.1
FTE adjustment	3,479	3,658	3,834	3,945	3,708	(179)	(4.9)

Net interest income(4)	418,504	410,136	407,171	408,275	419,002	8,368	2.0
Noninterest income	229,352	258,559	255,767	236,945	264,220	(29,207)	(11.3)

Total revenue(4)	$647,856	$668,695	$662,938	$645,220	$683,222	$(20,839)	(3.1)%

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)

For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The convertible preferred stock and warrants were repurchased in December 2010 and January 2011, respectively.

(3)

Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated

Quarterly Mortgage Banking Income

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	2011				2010	4Q11 vs 4Q10
(dollar amounts in thousands, except as noted)	Fourth	Third	Second	First	Fourth	Amount	Percent
Mortgage banking income
Origination and secondary marketing	$21,248	$15,648	$11,522	$19,799	$48,236	$(26,988)	(56)%
Servicing fees	11,993	12,140	12,417	12,546	11,474	519	5
Amortization of capitalized servicing	(8,813)	(9,641)	(9,052)	(9,863)	(13,960)	5,147	(37)
Other mortgage banking income	3,652	3,826	4,259	3,769	4,789	(1,137)	(24)

Subtotal	28,080	21,973	19,146	26,251	50,539	(22,459)	(44)

MSR valuation adjustment(1)	(6,985)	(39,394)	(8,292)	774	31,319	(38,304)	(122)
Net trading gains (losses) related to MSR hedging	3,003	30,212	12,981	(4,341)	(28,689)	31,692	(110)

Total mortgage banking income	$24,098	$12,791	$23,835	$22,684	$53,169	$(29,071)	(55)%

Mortgage originations (in millions)	$1,123	$953	$916	$929	$1,827	$(704)	(39)%
Average trading account securities used to hedge MSRs (in millions)	6	7	22	46	184	(178)	(97)
Capitalized mortgage servicing rights(2)	137,435	145,277	189,740	202,559	196,194	(58,759)	(30)
Total mortgages serviced for others (in millions)(2)	15,886	16,061	16,315	16,456	15,933	(47)	—
MSR % of investor servicing portfolio(2)	0.87%	0.90%	1.16%	1.23%	1.23%	(0.36)%	(2,927)

Net impact of MSR hedging

MSR valuation adjustment(1)	$(6,985)	$(39,394)	$(8,292)	$774	$31,319	$(38,304)	(122)%
Net trading gains (losses) related to MSR hedging	3,003	30,212	12,981	(4,341)	(28,689)	31,692	(110)
Net interest income (loss) related to MSR hedging	(34)	17	84	99	713	(747)	(105)

Net gain (loss) of MSR hedging	$(4,016)	$(9,165)	$4,773	$(3,468)	$3,343	$(7,359)	(220)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated

Quarterly Credit Reserves Analysis

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,
	2011				2010
(dollar amounts in thousands)	Fourth	Third	Second	First	Fourth

Allowance for loan and lease losses, beginning of period	$1,019,710	$1,071,126	$1,133,226	$1,249,008	$1,336,352
Loan and lease losses	(114,146)	(115,899)	(128,701)	(199,007)	(205,587)
Recoveries of loans previously charged off	30,229	25,344	31,167	33,924	33,336

Net loan and lease losses	(83,917)	(90,555)	(97,534)	(165,083)	(172,251)

Provision for loan and lease losses	35,614	45,867	36,948	49,301	84,907
Allowance of assets sold	(6,579)	(6,728)	(1,514)	—	—

Allowance for loan and lease losses, end of period	$964,828	$1,019,710	$1,071,126	$1,133,226	$1,249,008

Allowance for unfunded loan commitments and letters of credit, beginning of period	$38,779	$41,060	$42,211	$42,127	$40,061
Provision for (reduction in) unfunded loan commitments and letters of credit losses	9,677	(2,281)	(1,151)	84	2,066

Allowance for unfunded loan commitments and letters of credit, end of period	$48,456	$38,779	$41,060	$42,211	$42,127

Total allowance for credit losses, end of period	$1,013,284	$1,058,489	$1,112,186	$1,175,437	$1,291,135

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.48%	2.61%	2.74%	2.96%	3.28%
Nonaccrual loans and leases (NALs)	178	180	174	178	161
Nonperforming assets (NPAs)	163	166	164	164	148

Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.60%	2.71%	2.84%	3.07%	3.39%
Nonaccrual loans and leases	187	187	181	185	166
Nonperforming assets	172	172	170	170	153

Huntington Bancshares Incorporated

Quarterly Net Charge-Off Analysis

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,
	2011				2010
(dollar amounts in thousands)	Fourth	Third	Second	First	Fourth

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$10,913	$17,891	$18,704	$42,191	$59,124
Commercial real estate:
Construction	(2,471)	1,450	4,145	28,400	11,084
Commercial	30,854	22,990	23,450	39,283	33,787

Commercial real estate	28,383	24,440	27,595	67,683	44,871

Total commercial	39,296	42,331	46,299	109,874	103,995

Consumer:
Automobile	4,237	3,863	2,255	4,712	7,035
Home equity	23,419	26,222	25,441	26,715	29,175
Residential mortgage(1)	9,732	11,562	16,455	18,932	26,775
Other consumer	7,233	6,577	7,084	4,850	5,271

Total consumer	44,621	48,224	51,235	55,209	68,256

Total net charge-offs	$83,917	$90,555	$97,534	$165,083	$172,251

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.31%	0.52%	0.56%	1.29%	1.85%
Commercial real estate:
Construction	(1.85)	0.87	2.99	18.59	6.19
Commercial	2.27	1.69	1.65	2.66	2.22

Commercial real estate	1.91	1.60	1.77	4.15	2.64

Total commercial	0.78	0.86	0.94	2.24	2.13

Consumer:
Automobile	0.30	0.25	0.15	0.33	0.51
Home equity	1.15	1.31	1.29	1.38	1.51
Residential mortgage(1)	0.77	0.97	1.44	1.70	2.42
Other consumer	5.66	5.05	5.27	3.47	3.66

Total consumer	0.92	0.99	1.08	1.20	1.50

Net charge-offs as a % of average loans	0.85%	0.92%	1.01%	1.73%	1.82%

(1)	The 2010 fourth quarter included net charge-offs of $16,389 thousand related to the sale of certain underperforming residential mortgage loans.

Huntington Bancshares Incorporated

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,
	2011				2010
(dollar amounts in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,

Nonaccrual loans and leases (NALs):
Commercial and industrial	$201,846	$209,632	$229,327	$260,397	$346,720
Commercial real estate	229,889	257,086	291,500	305,793	363,692
Residential mortgage	68,658	61,129	59,853	44,812	45,010
Home equity	40,687	37,156	33,545	25,255	22,526

Total nonaccrual loans and leases	541,080	565,003	614,225	636,257	777,948

Other real estate, net:
Residential	20,330	18,588	20,803	28,668	31,649
Commercial	18,094	19,418	17,909	25,961	35,155

Total other real estate, net	38,424	38,006	38,712	54,629	66,804
Other NPAs (1)	10,772	10,972	—	—	—

Total nonperforming assets	$590,276	$613,981	$652,937	$690,886	$844,752

Nonperforming Franklin assets:
Residential mortgage	$—	$—	$—	$—	$—
Home Equity	—	—	—	—	—
OREO	—	534	883	5,971	9,477
Impaired loans held for sale	—	—	—	—	—

Total nonperforming Franklin assets	$—	$534	$883	$5,971	$9,477

Nonaccrual loans and leases as a % of total loans and leases	1.39%	1.45%	1.57%	1.66%	2.04%

NPA ratio(2)	1.51	1.57	1.67	1.80	2.21

	September 30,	September 30,	September 30,	September 30,	September 30,
	2011				2010
	Fourth	Third	Second	First	Fourth

Nonperforming assets, beginning of period	$613,981	$652,937	$690,886	$844,752	$1,104,864
New nonperforming assets	189,138	153,626	210,255	192,044	237,802
Franklin impact, net	(534)	(349)	(5,088)	(3,506)	(5,853)
Returns to accruing status	(30,677)	(25,794)	(68,429)	(70,886)	(100,051)
Loan and lease losses	(79,117)	(79,992)	(74,945)	(128,730)	(126,047)
OREO losses (gains)	(867)	(242)	388	1,492	(5,117)
Payments	(91,734)	(76,510)	(73,009)	(87,041)	(191,296)
Sales	(9,914)	(9,695)	(27,121)	(57,239)	(69,550)

Nonperforming assets, end of period	$590,276	$613,981	$652,937	$690,886	$844,752

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated

Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,
	2011				2010
(dollar amounts in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,

Accruing loans and leases past due 90 days or more:

Commercial and industrial	$—	$—	$—	$—	$—
Residential mortgage (excluding loans guaranteed by the U.S. Government)	45,198	32,850	33,975	41,858	53,983
Home equity	20,198	20,420	17,451	24,130	23,497
Other consumer	8,253	7,755	6,227	7,578	10,177

Total, excl. loans guaranteed by the U.S. Government	73,649	61,025	57,653	73,566	87,657
Add: loans guaranteed by U.S. Government	96,703	84,413	76,979	94,440	98,288

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$170,352	$145,438	$134,632	$168,006	$185,945

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19%	0.16%	0.15%	0.19%	0.23%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.25	0.21	0.19	0.25	0.26

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.44	0.37	0.34	0.44	0.49

Accruing troubled debt restructured loans:
Commercial	$303,975	$321,598	$240,126	$206,462	$222,632
Residential mortgage	309,678	304,365	313,772	333,492	328,411
Other consumer (1)	94,905	89,596	75,036	78,488	76,586

Total accruing troubled debt restructured loans	$708,558	$715,559	$628,934	$618,442	$627,629

Nonaccruing troubled debt restructured loans:
Commercial	$70,521	$74,264	$77,745	$37,858	$33,462
Residential mortgage	26,089	20,877	14,378	8,523	5,789
Other consumer (1)	482	279	140	14	—

Total nonaccruing troubled debt restructured loans	$97,092	$95,420	$92,263	$46,395	$39,251

(1)	Includes home equity, automobile, and other consumer loans.

Huntington Bancshares Incorporated

Quarterly Common Stock Summary, Capital, and Other Data

(Unaudited)

Quarterly common stock summary

	September 30,	September 30,	September 30,	September 30,	September 30,
	2011				2010
(dollar amounts in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth

Common stock price, per share
High(1)	$5.650	$6.740	$6.920	$7.700	$7.000
Low(1)	4.670	4.460	6.000	6.380	5.430
Close	5.490	4.800	6.560	6.640	6.870
Average closing price	5.178	5.370	6.506	6.981	6.050

Dividends, per share
Cash dividends declared per common share	$0.04	$0.04	$0.01	$0.01	$0.01

Common shares outstanding
Average - basic	864,136	863,911	863,358	863,359	757,924
Average - diluted(2)	868,156	867,633	867,469	867,237	760,582
Ending	864,406	864,075	863,323	863,399	863,319

Book value per common share	$5.82	$5.83	$5.66	$5.42	$5.35
Tangible book value per common share(3)	5.18	5.17	5.00	4.74	4.66

	000000	000000	000000	000000	000000
	2011				2010
(dollar amounts in millions)	December 31,	September 30,	June 30,	March 31,	December 31,

Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$5,418	$5,400	$5,253	$5,039	$4,981
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(175)	(188)	(202)	(215)	(229)
Add: related deferred tax liability(3)	61	66	71	75	80

Total tangible equity	4,860	4,834	4,678	4,455	4,388
Less: preferred equity	(386)	(363)	(363)	(363)	(363)

Total tangible common equity	$4,474	$4,471	$4,315	$4,092	$4,025

Total assets	$54,451	$54,979	$53,050	$52,949	$53,820
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(175)	(188)	(202)	(215)	(229)
Add: related deferred tax liability(3)	61	66	71	75	80

Total tangible assets	$53,893	$54,413	$52,475	$52,365	$53,227

Tangible equity / tangible asset ratio	9.02%	8.88%	8.91%	8.51%	8.24%
Tangible common equity / tangible asset ratio	8.30	8.22	8.22	7.81	7.56

Tier 1 common risk-based capital ratio:(5)
Tier 1 capital	$5,557	$5,488	$5,353	$5,179	$5,022
Shareholders’ preferred equity	(386)	(363)	(363)	(363)	(363)
Trust preferred securities	(532)	(565)	(565)	(570)	(570)
REIT preferred stock	(50)	(50)	(50)	(50)	(50)

Tier 1 common	$4,589	$4,510	$4,375	$4,196	$4,039

Total risk-weighted assets(5)	$45,892	$44,376	$44,081	$43,025	$43,471

Tier 1 common risk-based capital ratio(5)	10.00	10.17	9.92	9.75	9.29

Other capital data:
Tier 1 leverage ratio(5)	10.28%	10.24%	10.25%	9.80%	9.41%
Tier 1 risk-based capital ratio(5)	12.11	12.37	12.14	12.04	11.55
Total risk-based capital ratio(5)	14.77	15.11	14.89	14.85	14.46
Tangible common equity/risk-weighted assets ratio(5)	9.75	10.08	9.79	9.51	9.26

Other data:
Number of employees (full-time equivalent)	11,245	11,473	11,457	11,319	11,341
Number of domestic full-service branches(4)	668	650	643	622	620

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)

For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The convertible preferred stock and warrants were repurchased in December 2010 and January 2011, respectively.

(3)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	Includes WGH offices.

(5)	December 31, 2011, figures are estimated.

Huntington Bancshares Incorporated

Consolidated Annual Average Balance Sheets

(Unaudited)

	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx	xxxxxx
	Annual Average Balances
		Change from 2010			Change from 2009
(dollar amounts in millions)	2011	Amount	%	2010	Amount	%	2009

Assets
Interest bearing deposits in banks	$133	$(156)	(54)%	$289	$(72)	(20)%	$361
Trading account securities	107	(51)	(32)	158	13	9	145
Federal funds sold and securities purchased under resale agreements	5	5	—	—	(10)	(100)	10
Loans held for sale	288	(241)	(46)	529	(53)	(9)	582
Available-for-sale and other securities:
Taxable	8,371	(389)	(4)	8,760	2,659	44	6,101
Tax-exempt	428	17	4	411	197	92	214

Total available-for-sale and other securities	8,799	(372)	(4)	9,171	2,856	45	6,315
Held-to-maturity securities - taxable	375	375	—	—	—	—	—
Loans and leases:(1)
Commercial:
Commercial and industrial	13,597	1,166	9	12,431	(705)	(5)	13,136
Commercial real estate:
Construction	592	(504)	(46)	1,096	(762)	(41)	1,858
Commercial	5,613	(516)	(8)	6,129	(1,169)	(16)	7,298

Commercial real estate	6,205	(1,020)	(14)	7,225	(1,931)	(21)	9,156

Total commercial	19,802	146	1	19,656	(2,636)	(12)	22,292

Consumer:
Automobile	5,877	987	20	4,890	1,344	38	3,546
Home equity	7,940	350	5	7,590	—	—	7,590
Residential mortgage	4,717	241	5	4,476	(66)	(1)	4,542
Other consumer	531	(130)	(20)	661	(61)	(8)	722

Total consumer	19,065	1,448	8	17,617	1,217	7	16,400

Total loans and leases	38,867	1,594	4	37,273	(1,419)	(4)	38,692
Allowance for loan and lease losses	(1,109)	321	(22)	(1,430)	(474)	50	(956)

Net loans and leases	37,758	1,915	5	35,843	(1,893)	(5)	37,736

Total earning assets	48,574	1,154	2	47,420	1,315	3	46,105

Cash and due from banks	1,436	(82)	(5)	1,518	(614)	(29)	2,132
Intangible assets	645	(57)	(8)	702	(700)	(50)	1,402
All other assets	4,204	(160)	(4)	4,364	607	16	3,757

Total assets	$53,750	$1,176	2%	$52,574	$134	—%	$52,440

Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$8,653	$1,794	26%	$6,859	$802	13%	$6,057
Demand deposits - interest-bearing	5,517	(62)	(1)	5,579	763	16	4,816
Money market deposits	13,322	1,579	13	11,743	4,527	63	7,216
Savings and other domestic deposits	4,735	93	2	4,642	(239)	(5)	4,881
Core certificates of deposit	7,702	(1,486)	(16)	9,188	(2,756)	(23)	11,944

Total core deposits	39,929	1,918	5	38,011	3,097	9	34,914
Other domestic deposits of $250,000 or more	465	(232)	(33)	697	(144)	(17)	841
Brokered deposits and negotiable CDs	1,422	(181)	(11)	1,603	(1,544)	(49)	3,147
Deposits in foreign offices	389	(38)	(9)	427	(60)	(12)	487

Total deposits	42,205	1,467	4	40,738	1,349	3	39,389
Short-term borrowings	2,055	609	42	1,446	513	55	933
Federal Home Loan Bank advances	111	(62)	(36)	173	(1,063)	(86)	1,236
Subordinated notes and other long-term debt	3,165	(615)	(16)	3,780	(541)	(13)	4,321

Total interest-bearing liabilities	38,883	(395)	(1)	39,278	(544)	(1)	39,822

All other liabilities	976	20	2	956	182	24	774
Shareholders’ equity	5,238	(243)	(4)	5,481	(306)	(5)	5,787

Total liabilities and shareholders’ equity	$53,750	$1,176	2%	$52,574	$134	—%	$52,440

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Annual Net Interest Margin Analysis - Interest Income / Expense (1)

(Unaudited)

	September 30,	September 30,	September 30,
	Interest Income / Expense
(dollar amounts in thousands)	2011	2010	2009
Assets
Interest bearing deposits in banks	$143	$804	$1,146
Trading account securities	1,463	2,875	4,329
Federal funds sold and securities purchased under resale agreements	5	—	50
Loans held for sale	12,298	25,687	29,951
Available-for-sale and other securities:
Taxable	207,984	239,065	249,968
Tax-exempt	18,326	18,767	14,214

Total available-for-sale and other securities	226,310	257,832	264,182
Held-to-maturity securities - taxable	11,213	—	—
Loans and leases:
Commercial:
Commercial and industrial	585,615	660,598	664,611
Commercial real estate:
Construction	22,988	30,595	50,851
Commercial	222,692	234,858	262,325

Commercial real estate	245,680	265,453	313,176

Total commercial	831,295	926,051	977,787

Consumer:
Automobile	293,211	295,201	252,553
Home equity	355,005	383,732	426,177
Residential mortgage	213,612	216,805	237,418
Other consumer	40,586	47,481	56,059

Total consumer	902,414	943,219	972,207

Total loans and leases	1,733,709	1,869,270	1,949,994

Total earning assets	$1,985,141	$2,156,468	$2,249,652

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—
Demand deposits - interest-bearing	5,096	10,393	9,485
Money market deposits	54,344	103,468	83,554
Savings and other domestic deposits	32,723	48,203	66,768
Core certificates of deposit	150,030	231,594	409,460

Total core deposits	242,193	393,658	569,267
Other domestic deposits of $250,000 or more	4,492	9,207	20,832
Brokered deposits and negotiable CDs	12,488	35,353	83,096
Deposits in foreign offices	878	831	944

Total deposits	260,051	439,049	674,139
Short-term borrowings	3,500	3,007	2,366
Federal Home Loan Bank advances	824	3,121	12,882
Subordinated notes and other long-term debt	76,680	81,409	124,506

Total interest-bearing liabilities	341,055	526,586	813,893

Net interest income	$1,644,086	$1,629,882	$1,435,759

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Annual Net Interest Margin Analysis

(Unaudited)

	September 30,	September 30,	September 30,
	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2011	2010	2009

Assets
Interest bearing deposits in banks	0.11%	0.28%	0.32%
Trading account securities	1.37	1.82	2.99
Federal funds sold and securities purchased under resale agreements	0.09	—	0.13
Loans held for sale	4.27	4.85	5.15
Available-for-sale and other securities:
Taxable	2.48	2.73	4.10
Tax-exempt	4.28	4.56	6.68

Total available-for-sale and other securities	2.57	2.81	4.18
Held-to-maturity securities - taxable	2.99	—	—
Loans and leases:(3)
Commercial:
Commercial and industrial	4.31	5.31	5.06
Commercial real estate:
Construction	3.88	2.79	2.74
Commercial	3.97	3.83	3.59

Commercial real estate	3.96	3.67	3.42

Total commercial	4.20	4.71	4.39

Consumer:
Automobile	4.99	6.04	7.12
Home equity	4.47	5.06	5.62
Residential mortgage	4.53	4.84	5.23
Other consumer	7.63	7.18	7.78

Total consumer	4.73	5.35	5.93

Total loans and leases	4.46	5.02	5.04

Total earning assets	4.09%	4.55%	4.88%

Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%	—%
Demand deposits - interest-bearing	0.09	0.19	0.20
Money market deposits	0.41	0.88	1.16
Savings and other domestic deposits	0.69	1.04	1.37
Core certificates of deposit	1.95	2.52	3.43

Total core deposits	0.77	1.26	1.97
Other domestic deposits of $250,000 or more	0.97	1.32	2.48
Brokered deposits and negotiable CDs	0.88	2.21	2.64
Deposits in foreign offices	0.23	0.20	0.19

Total deposits	0.78	1.30	2.02
Short-term borrowings	0.17	0.21	0.25
Federal Home Loan Bank advances	0.74	1.80	1.04
Subordinated notes and other long-term debt	2.42	2.15	2.88

Total interest bearing liabilities	0.88	1.34	2.04

Net interest rate spread	3.19	3.21	2.84
Impact of noninterest-bearing funds on margin	0.20	0.23	0.27

Net interest margin	3.38%	3.44%	3.11%

Commercial Loan Derivative Impact

(Unaudited)

	September 30,	September 30,	September 30,
	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2011	2010	2009
Commercial loans(2)(3)	3.81%	3.85%	3.74%
Impact of commercial loan derivatives	0.39	0.86	0.65

Total commercial - as reported	4.20%	4.71%	4.39%

Average 30 day LIBOR	0.23%	0.27%	0.33%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 21 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.

(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Annual Income Statement Data(1)

(Unaudited)

	xxxxxx	xxxxxx	xxxxxx		xxxxxx	xxxxxx	xxxxxx	xxxxxx
	Year Ended December 31,
		Change from 2010				Change from 2009
(dollar amounts in thousands, except per share amounts)	2011	Amount	%		2010	Amount	%	2009
Interest income	$1,970,226	$(175,166)	(8	) %	$2,145,392	$(92,750)	(4)%	$2,238,142
Interest expense	341,056	(185,531)	(35)		526,587	(287,268)	(35)	813,855

Net interest income	1,629,170	10,365	1		1,618,805	194,518	14	1,424,287
Provision for credit losses	174,059	(460,488)	(73)		634,547	(1,440,124)	(69)	2,074,671

Net interest income after provision for credit losses	1,455,111	470,853	48		984,258	1,634,642	N.R.	(650,384)

Service charges on deposit accounts	243,507	(23,508)	(9)		267,015	(35,784)	(12)	302,799
Trust services	119,382	6,827	6		112,555	8,916	9	103,639
Electronic banking	111,697	1,463	1		110,234	10,083	10	100,151
Mortgage banking income	83,408	(92,374)	(53)		175,782	63,484	57	112,298
Brokerage income	80,367	11,512	17		68,855	4,012	6	64,843
Insurance income	69,470	(6,943)	(9)		76,413	3,087	4	73,326
Bank owned life insurance income	62,336	1,270	2		61,066	6,194	11	54,872
Capital markets fees	36,540	12,654	53		23,886	13,035	120	10,851
Gain on sale of loans	31,944	25,669	409		6,275	13,851	(183)	(7,576)
Automobile operating lease income	26,771	(19,193)	(42)		45,964	(5,846)	(11)	51,810
Securities gains (losses)	(3,681)	(3,407)	1,243		(274)	9,975	(97)	(10,249)
Other income	118,882	24,795	26		94,087	(54,793)	(37)	148,880

Total noninterest income	980,623	(61,235)	(6)		1,041,858	36,214	4	1,005,644

Personnel costs	892,534	93,561	12		798,973	98,491	14	700,482
Outside data processing and other services	187,195	27,947	18		159,248	11,153	8	148,095
Net occupancy	109,129	1,267	1		107,862	2,589	2	105,273
Equipment	92,544	6,624	8		85,920	2,803	3	83,117
Deposit and other insurance expense	77,692	(19,856)	(20)		97,548	(16,282)	(14)	113,830
Marketing	75,627	9,703	15		65,924	32,875	99	33,049
Professional Services	70,595	(18,183)	(20)		88,778	12,412	16	76,366
Amortization of intangibles	53,318	(7,160)	(12)		60,478	(7,829)	(11)	68,307
Automobile operating lease expense	20,018	(17,016)	(46)		37,034	(6,326)	(15)	43,360
OREO and foreclosure expense	18,006	(21,043)	(54)		39,049	(54,850)	(58)	93,899
Goodwill impairment	—	—	—		—	(2,606,944)	(100)	2,606,944
Gain on early extinguishment of debt	(9,697)	(9,697)	—		—	147,442	(100)	(147,442)
Other expense	141,539	8,548	6		132,991	24,828	23	108,163

Total noninterest expense	1,728,500	54,695	3		1,673,805	(2,359,638)	(59)	4,033,443

Income (loss) before income taxes	707,234	354,923	101		352,311	4,030,494	N.R.	(3,678,183)
Provision (benefit) for income taxes	164,621	124,657	312		39,964	623,968	N.R.	(584,004)

Net income (loss)	$542,613	$230,266	74		$312,347	$3,406,526	N.R.	$(3,094,179)

Dividends on preferred shares	30,813	(141,219)	(82)		172,032	(2,724)	(2)	174,756

Net income (loss) applicable to common shares	$511,800	$371,485	265		$140,315	$3,409,250	N.R. %	$(3,268,935)

Average common shares - basic	863,691	136,757	19%		726,934	194,132	36%	532,802
Average common shares - diluted(2)	867,624	138,092	19		729,532	196,730	37	532,802

Per common share
Net income - basic	$0.59	$0.40	211		$0.19	$6.33	N.R.	$(6.14)
Net income - diluted	0.59	0.40	211		0.19	6.33	N.R.	(6.14)
Cash dividends declared	0.10	0.06	150		0.04	—	—	0.04

Return on average total assets	1.01%	0.42%	71		0.59%	6.49%	N.R.	(5.90)%
Return on average common shareholders’ equity	10.5	6.8	184		3.7	84.5	N.R.	(80.8)
Return on average tangible common shareholders’ equity(3)	12.7	7.1	127		5.6	28.0	N.R.	(22.4)
Net interest margin(4)	3.38	(0.05)	(2)		3.44	0.33	11	3.11
Efficiency ratio(5)	63.7	3.3	5		60.4	5.0	9	55.4
Effective tax rate	23.3	12.0	106		11.3	27.2	N.R.	(15.9)

Revenue - fully taxable equivalent (FTE)
Net interest income	$1,629,170	$10,365	1		$1,618,805	$194,518	14	$1,424,287
FTE adjustment(4)	14,916	3,839	35		11,077	(395)	(3)	11,472

Net interest income	1,644,086	14,204	1		1,629,882	194,123	14	1,435,759
Noninterest income	980,623	(61,235)	(6)		1,041,858	36,214	4	1,005,644

Total revenue	$2,624,709	$(47,031)	(2	) %	$2,671,740	$230,337	9%	$2,441,403

N.R. - Not relevant, as denominator of calculation is a loss in prior period compared with income in current period.

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

(2)

For all periods presented, the impact of the convertible preferred stock issued in 2008 and the warrants issued to the U.S. Department of the Treasury in 2008 related to Huntington’s participation in the voluntary Capital Purchase Program was excluded from the diluted share calculation because the result was more than basic earnings per common share (anti-dilutive) for the periods. The convertible preferred stock and warrants were repurchased in December 2010 and January 2011, respectively.

(3)

Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

(4)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

(5)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).

Huntington Bancshares Incorporated

Annual Mortgage Banking Income

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,
	Year Ended December 31,
(dollar amounts in thousands, except as noted)	2011	2010	2009	2008	2007
Mortgage banking income

Origination and secondary marketing	$68,217	$117,440	$94,711	$37,257	$25,965
Servicing fees	49,096	48,123	48,494	45,558	36,012
Amortization of capitalized servicing	(37,369)	(47,165)	(47,571)	(26,634)	(20,587)
Other mortgage banking income	15,506	16,629	23,360	16,768	13,198

Subtotal	95,450	135,027	118,994	72,949	54,588

MSR valuation adjustment(1)	(53,897)	(12,721)	34,305	(52,668)	(16,131)
Net trading gains (losses) related to MSR hedging	41,855	53,476	(41,001)	(11,287)	(8,653)

Total mortgage banking income	$83,408	$175,782	$112,298	$8,994	$29,804

Mortgage originations (in millions)	$3,921	$5,476	$5,262	$3,773	$3,493
Average trading account securities used to hedge MSRs (in millions)	20	64	70	1,031	594
Capitalized mortgage servicing rights(2)	137,435	196,194	214,592	167,438	207,894
Total mortgages serviced for others (in millions)(2)	15,886	15,933	16,010	15,754	15,088
MSR % of investor servicing portfolio	0.87%	1.23%	1.34%	1.06%	1.38%

Net impact of MSR hedging

MSR valuation adjustment(1)	$(53,897)	$(12,721)	$34,305	$(52,668)	$(16,131)
Net trading gains (losses) related to MSR hedging	41,855	53,476	(41,001)	(11,287)	(8,653)
Net interest income related to MSR hedging	166	972	2,999	33,139	5,797

Net gain (loss) on MSR hedging	$(11,876)	$41,727	$(3,697)	$(30,816)	$(18,987)

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

(2)	At period end.

Huntington Bancshares Incorporated

Annual Credit Reserves Analysis

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,
	Year Ended December 31,
(dollar amounts in thousands)	2011	2010	2009	2008	2007

Allowance for loan and lease losses, beginning of period	$1,249,008	$1,482,479	$900,227	$578,442	$272,068
Acquired allowance for loan and lease losses	0	0	0	0	188,128
Loan and lease losses	(557,753)	(1,003,907)	(1,561,378)	(806,330)	(517,942)
Recoveries of loans previously charged off	120,664	129,433	84,791	48,263	40,311

Net loan and lease losses	(437,089)	(874,474)	(1,476,587)	(758,067)	(477,631)

Provision for loan and lease losses	167,730	641,299	2,069,931	1,067,789	628,802
Economic reserve transfer	0	0	0	12,063	0
Allowance of assets sold	(14,821)	(296)	(9,188)	—	—
Allowance for loans transferred to held for sale	0	0	(1,904)	—	(32,925)

Allowance for loan and lease losses, end of period	$964,828	$1,249,008	$1,482,479	$900,227	$578,442

Allowance for unfunded loan commitments and letters of credit, beginning of period	$42,127	$48,879	$44,139	$66,528	$40,161
Acquired AULC	0	0	0	0	11,541
Provision for (reduction in) unfunded loan commitments and letters of credit losses	6,329	(6,752)	4,740	(10,326)	14,826
Economic reserve transfer	0	0	0	(12,063)	0

Allowance for unfunded loan commitments and letters of credit, end of period	$48,456	$42,127	$48,879	$44,139	$66,528

Total allowance for credit losses	$1,013,284	$1,291,135	$1,531,358	$944,366	$644,970

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	2.48%	3.28%	4.03%	2.19%	1.44%
Nonaccrual loans and leases (NALs)	178	161	77	60	181
Nonperforming assets (NPAs)	163	148	72	55	122

Total allowance for credit losses (ACL) as % of:
Total loans and leases	2.60%	3.39%	4.16%	2.30%	1.61%
Nonaccrual loans and leases (NALs)	187	166	80	63	202
Nonperforming assets (NPAs)	172	153	74	58	136

Huntington Bancshares Incorporated

Annual Net Charge-Off Analysis

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,
	Year Ended December 31,
(dollar amounts in thousands)	2011	2010	2009	2008	2007

Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$89,699	$254,932	$487,606	$526,165	$345,840
Commercial real estate:
Construction	31,524	109,008	192,706	6,626	11,854
Commercial	116,577	166,554	490,025	62,114	27,250

Commercial real estate	148,101	275,562	682,731	68,740	39,104

Total commercial	237,800	530,494	1,170,337	594,905	384,944

Consumer:
Automobile	15,067	26,572	56,332	54,565	27,692
Home equity(1)	101,797	139,373	106,176	67,556	34,426
Residential mortgage(2)	56,681	152,895	110,202	21,247	11,371
Other consumer	25,744	25,140	33,540	19,794	19,198

Total consumer	199,289	343,980	306,250	163,162	92,687

Total net charge-offs	$437,089	$874,474	$1,476,587	$758,067	$477,631

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.66%	2.05%	3.71%	3.87%	3.25%
Commercial real estate:
Construction	5.33	9.95	10.37	0.32	0.77
Commercial	2.08	2.72	6.71	0.81	0.52

Commercial real estate	2.39	3.81	7.46	0.71	0.57

Total commercial	1.20	2.70	5.25	2.55	2.21

Consumer:
Automobile	0.26	0.54	1.59	1.21	0.67
Home equity(1)	1.28	1.84	1.40	0.91	0.56
Residential mortgage(2)	1.20	3.42	2.43	0.42	0.23
Other consumer	4.85	3.80	4.65	2.86	3.63

Total consumer	1.05	1.95	1.87	0.92	0.59

Net charge-offs as a % of average loans	1.12%	2.35%	3.82%	1.85%	1.44%

(1)	2010 included net charge-offs of $14,678 thousand associated with the transfer of Franklin-related loans to loans held for sale and $6,143 thousand of other Franklin-related net charge-offs.

(2)	2010 included net charge-offs of $60,882 thousand associated with the transfer of Franklin-related loans to loans held for sale and $10,424 thousand of other Franklin-related net charge-offs.

Huntington Bancshares Incorporated

Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,
	December 31,
(dollar amounts in thousands)	2011	2010	2009	2008	2007
Nonaccrual loans and leases (NALs):
Commercial and industrial	$201,846	$346,720	$578,414	$932,648	$87,679
Commercial real estate	229,889	363,692	935,812	445,717	148,467
Residential mortgage	68,658	45,010	362,630	98,951	59,557
Home equity	40,687	22,526	40,122	24,831	24,068

Total nonaccrual loans and leases	541,080	777,948	1,916,978	1,502,147	319,771

Other real estate, net:
Residential	20,330	31,649	71,427	63,058	60,804
Commercial	18,094	35,155	68,717	59,440	14,467

Total other real estate, net	38,424	66,804	140,144	122,498	75,271
Impaired loans held for sale	0	0	969	12,001	73,481
Other NPAs (1)	10,772	—	—	—	4,379

Total nonperforming assets	$590,276	$844,752	$2,058,091	$1,636,646	$472,902

Nonperforming Franklin assets:
Commercial	$—	$—	$—	$650,225	$—
Residential mortgage	—	—	299,670	—	—
Home Equity	—	—	15,004	—	—
OREO	—	9,477	23,826	—	—
Impaired loans held for sale	—	—	—	—	—

Total nonperforming Franklin assets	$—	$9,477	$338,500	$650,225	$—

Nonaccrual loans and leases as a % of total loans and leases	1.39%	2.04%	5.21%	3.66%	0.80%

NPA ratio (2)	1.51	2.21	5.57	3.97	1.18

	September 30,	September 30,	September 30,	September 30,	September 30,
	December 31,
(dollar amounts in thousands)	2011	2010	2009	2008	2007
Nonperforming assets, beginning of period	$844,752	$2,058,091	$1,636,646	$472,902	$193,620
New nonperforming assets	745,063	925,699	2,767,295	1,082,063	468,056
Franklin impact, net	(9,477)	(329,023)	(311,726)	650,225.0	—
Returns to accruing status	(195,786)	(370,798)	(215,336)	(42,161)	(24,952)
Loan and lease losses	(362,784)	(635,606)	(1,148,135)	(202,249)	(120,959)
OREO losses (gains)	771	(12,096)	(62,665)	(19,582)	(5,795)
Payments	(328,294)	(650,429)	(497,076)	(194,692)	(86,093)
Sales	(103,969)	(141,086)	(110,912)	(109,860)	(95,467)

Nonperforming assets, end of period	$590,276	$844,752	$2,058,091	$1,636,646	$472,902

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.

(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated

Annual Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	September 30,	September 30,	September 30,	September 30,	September 30,
	December 31,
(dollar amounts in thousands)	2011	2010	2009	2008	2007
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$—	$—	$—	$10,889	$10,474
Commercial real estate	—	—	—	59,425	25,064
Residential mortgage (excluding loans guaranteed by the U.S. Government)	45,198	53,983	78,915	71,553	67,391
Home equity	20,198	23,497	53,343	29,039	24,086
Other consumer	8,253	10,177	13,400	18,039	13,962

Total, excl. loans guaranteed by the U.S. Government	73,649	87,657	145,658	188,945	140,977
Add: loans guaranteed by U.S. Government	96,703	98,288	101,616	82,576	51,174

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$170,352	$185,945	$247,274	$271,521	$192,151

Ratios:

Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.19%	0.23%	0.40%	0.46%	0.35%

Guaranteed by U.S. Government, as a percent of total loans and leases	0.25	0.26	0.28	0.20	0.13

Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.44	0.49	0.49	0.66	0.48

Accruing troubled debt restructured loans:
Commercial	$303,975	$222,632	$157,049	$185,333	$1,187,368
Residential mortgages	309,678	328,411	219,639	82,857	32,005
Other consumer (1)	94,905	76,586	52,871	41,094	—

Total accruing troubled debt restructured loans	$708,558	$627,629	$429,559	$309,284	$1,219,373

Nonaccruing troubled debt restructured loans:
Commercial	$70,521	$33,462	$157,049	$185,333	$1,187,368
Residential mortgages	26,089	5,789	219,639	82,857	32,005
Other consumer (1)	482	—	52,871	41,094	—

Total nonaccruing troubled debt restructured loans	$97,092	$39,251	$429,559	$309,284	$1,219,373

(1)	Includes home equity, automobile, and other consumer loans.